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                                                                      Exhibit 21


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                 SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY
                 ---------------------------------------------
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              Name of Subsidiary                               State of Jurisdiction
              ------------------
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                                                                  of Incorporation
                                                                  ----------------
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
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             B-D (Cambridge, U.K.) Ltd.                            United Kingdom                  100% (1)
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           BD Holding S. de R.L. de C.V.                               Mexico                      100% (1)
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                    BDX INO LLC                                       Delaware                     100%
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     Becton Dickinson AcuteCare Holdings, Inc.                        Delaware                     100%
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          Becton Dickinson AcuteCare, Inc.                          Massachusetts                  100% (1)
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      Becton Dickinson Advanced Pen Injection                        Switzerland                   100% (1)
                Systems GmbH
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         Becton Dickinson Aguettant S.A.S.                             France                       95% (1)
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         Becton Dickinson Argentina S.R.L.                            Argentina                    100% (1)
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           Becton Dickinson Asia Limited                              Hong Kong                    100% (1)
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       Becton Dickinson Asia Pacific Limited                        British Virgin                 100%
                                                                       Islands
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           Becton Dickinson Austria GmbH                               Austria                     100% (1)
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           Becton Dickinson Benelux N.V.                               Belgium                     100% (1)
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            Becton Dickinson Canada Inc.                               Canada                      100% (1)
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           Becton Dickinson Caribe, Ltd.                           Cayman Islands                  100%
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         Becton Dickinson Catheter Systems                            Singapore                    100% (1)
                 Singapore Pte Ltd.
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     Becton Dickinson Cellular Imaging Systems                       Netherlands                   100% (1)
                        B.V.
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          Becton Dickinson Colombia Ltda.                             Colombia                     100% (1)
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       Becton Dickinson Critical Care Systems                         Singapore                    100% (1)
                      Pte Ltd.
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          Becton Dickinson Czechia s.r.o.                          Czech Republic                  100% (1)
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         Becton Dickinson del Uruguay S.A.                             Uruguay                     100% (1)
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     Becton Dickinson Distribution Center N.V.                         Belgium                     100% (1)
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         Becton Dickinson East Africa Ltd.                              Kenya                      100% (1)
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     Becton Dickinson Foreign Sales Corporation                       Barbados                     100% (1)
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          Becton Dickinson Guatemala S.A.                             Guatemala                    100% (1)
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            Becton Dickinson Hellas S.A.                               Greece                      100% (1)
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           Becton Dickinson Hungary Kft.                               Hungary                     100% (1)
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           Becton Dickinson India Limited                               India                      100% (1)
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        Becton Dickinson Infusion Therapy AB                           Sweden                      100% (1)
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       Becton Dickinson Infusion Therapy A/S                           Denmark                     100% (1)
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       Becton Dickinson Infusion Therapy B.V.                        Netherlands                   100% (1)
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       Becton Dickinson Infusion Therapy GmbH                          Germany                     100% (1)
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         Becton Dickinson Infusion Therapy                             Sweden                      100% (1)
                    Holdings AB
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         Becton Dickinson Infusion Therapy                            Delaware                     100%
                   Holdings Inc.
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     Becton Dickinson Infusion Therapy Systems                         Mexico                      100% (1)
                 Inc., S.A. de C.V.
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     Becton Dickinson Infusion Therapy UK Ltd.                     United Kingdom                  100% (1)
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
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     Becton Dickinson Infusion Therapy Systems                        Delaware                     100%
                        Inc.
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         Becton Dickinson Infusion Therapy                         United Kingdom                  100% (1)
                Holdings UK Limited
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       Becton Dickinson Insulin Syringe, Ltd.                      Cayman Islands                  100% (1)
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      Becton Dickinson Ithalat Ihracat Limited                         Turkey                      100% (1)
                      Sirketi
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            Becton Dickinson Korea, Inc.                                Korea                      100%
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        Becton Dickinson Korea Holding, Inc.                          Delaware                     100%
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          Becton Dickinson Malaysia, Inc.                              Oregon                      100%
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        Becton Dickinson (Mauritius) Limited                          Mauritius                    100%
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       Becton Dickinson Medical (S) Pte Ltd.                          Singapore                    100% (1)
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        Becton Dickinson Medical Devices Co.                           P.R.C.                       99%
                    Ltd., Suzhou
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       Becton Dickinson Medical Products Pte.                         Singapore                    100%
                        Ltd.
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       Becton Dickinson Medizintechnik GmbH &                          Germany                     100% (1)
                       Co. KG
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      Becton Dickinson Monoclonal Center, Inc.                        Delaware                     100%
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               Becton Dickinson Ltd.                                 New Zealand                   100% (1)
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               Becton Dickinson O.Y.                                   Finland                     100% (1)
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      Becton Dickinson Overseas Services Ltd.                          Nevada                      100%
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            Becton Dickinson Pen Limited                               Ireland                     100%
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           Becton Dickinson Penel Limited                          Cayman Islands                  100% (1)
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         Becton Dickinson Philippines, Inc.                          Philippines                   100% (1)
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      Becton Dickinson Polska Ltd. Sp. z.o.o.                          Poland                      100% (1)
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             Becton Dickinson Pty. Ltd.                               Australia                    100% (1)
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            Becton Dickinson (Pty) Ltd.                             South Africa                   100% (1)
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             Becton Dickinson Sdn. Bhd.                               Malaysia                     100% (1)
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      Becton Dickinson Sample Collection GmbH                        Switzerland                   100% (1)
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        Becton Dickinson Service (Pvt.) Ltd.                          Pakistan                      51%
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        Becton Dickinson (Thailand) Limited                           Thailand                     100% (1)
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          Becton Dickinson Venezuela, C.A.                            Venezuela                    100% (1)
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            Becton Dickinson Venture LLC                              Delaware                     100%
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                  BD Ventures LLC                                    New Jersey                    100%
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         Becton Dickinson Verwaltungs GmbH                             Germany                     100% (1)
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       Becton Dickinson West Africa S.A.R.L.                       The Ivory Coast                 100% (1)
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          Becton Dickinson Worldwide, Inc.                            Delaware                     100% (1)
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               Becton Dickinson, S.A.                                   Spain                      100% (1)
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        Becton, Dickinson (Royston) Limited                        United Kingdom                  100% (1)
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               Becton, Dickinson A.G.                                Switzerland                   100% (1)
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            Becton, Dickinson Aktiebolag                               Sweden                      100% (1)
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        Becton, Dickinson and Company, Ltd.                            Ireland                     100%
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               Becton, Dickinson B.V.                                Netherlands                   100%
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     Becton, Dickinson de Mexico, S.A. de C.V.                         Mexico                      100% (1)
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           Becton Dickinson France, S.A.                               France                      100%
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               Becton, Dickinson GmbH                                  Germany                     100% (1)
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      Becton, Dickinson Industrias Cirurgicas,                         Brazil                      100% (1)
                       Ltda.
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          Becton, Dickinson Italia S.p.A.                               Italy                      100% (1)
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             B-D U.K. Holdings Limited                             United Kingdom                  100% (1)
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           Becton Dickinson U.K. Limited                           United Kingdom                  100% (1)
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       Becton, Dickinson Einmalprodukte GmbH                           Austria                     100% (1)
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                    Bedins Ltd.                                        Bermuda                     100% (1)
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                     Benex Ltd.                                        Ireland                     100%
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              Biometric Imaging, Inc.                                California                    100%
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               Boin Medica Co., Ltd.                                    Korea                      100% (1)
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           Cascade Medical Leasing, Inc.                               Oregon                      100% (1)
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        Clontech Biotech International, Inc.                     U.S. Virgin Islands               100% (1)
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            Clontech Laboratories, Inc.                               Delaware                     100%
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         Clontech Laboratories Japan, Ltd.                              Japan                      100% (1)
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          Clontech Laboratories UK Limited                         United Kingdom                  100% (1)
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             Clontech Laboratories GmbH                                Germany                     100% (1)
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              Clontech Laboratories AG                               Switzerland                   100% (1)
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            Critical Device Corporation                              California                    100%
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      Collaborative Biomedical Products, Inc.                         Delaware                     100%
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                  D.L.D., Ltd.                                        Bermuda                      100% (1)
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                    Dantor S.A.                                        Uruguay                     100% (1)
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              Difco Laboratories GmbH                                  Germany                     100% (1)
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          Difco Laboratories Incorporated                             Michigan                     100%
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             Difco Laboratories Limited                            United Kingdom                  100% (1)
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            Distribuidora Boinpar Ltda.                                Brazil                      100% (1)
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                  EPV S.A. de C.V.                                     Mexico                      100% (1)
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         Franklin Lakes Enterprises, L.L.C.                          New Jersey                    100%
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                   Glentech, Inc.                                     Kentucky                     100% (1)
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          Healthcare Holdings in Sweden AB                             Sweden                      100% (1)
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                  IBD Holdings LLC                                    Delaware                      50%
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            Johnston Laboratories, Inc.                               Maryland                     100%
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      Life Science Support & Service Company,                           Japan                      100% (1)
                        Ltd.
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           Luther Medical Products, Inc.                             California                    100% (1)
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               MDI Instruments, Inc.                                  Delaware                     100%
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           Staged Diabetes Management LLC                            New Jersey                     50%
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               Med-Safe Systems, Inc.                                California                    100%
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       Nippon Becton Dickinson Company, Ltd.                            Japan                      100% (1)
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                   PharMingen SPC                                    California                    100% (1)
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                     PharMingen                                      California                    100%
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                Phase Medical, Inc.                                  California                    100% (1)
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                  PreAnalytiX GmbH                                   Switzerland                    50% (1)
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         Promedicor de Mexico, S.A. de C.V.                            Mexico                      100% (1)
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                   Saf-T-Med Inc.                                     Delaware                     100%
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            ShinDong Bang Medical Co. Ltd                              Korea                       100% (1)
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           Tru-Fit Marketing Corporation                            Massachusetts                  100% (1)
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                  Visitec Limited                                  United Kingdom                  100% (1)
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     (1)  owned indirectly through a wholly-owned subsidiary or subsidiaries of Becton, Dickinson and
          Company
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